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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)    November 27, 2001
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                 Deutsche Recreational Asset Funding Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


          333-56303                                     91-1904587
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


  655 Maryville Centre Drive, St. Louis, Missouri                63141
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     (Address of Principal Executive Offices)                 (Zip Code)


                                 (314) 523-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.

         The Registrant is filing the exhibits listed in Item 7(c) below in connection with the offering of Asset Backed Notes by Distribution Financial Services RV/Marine Trust 2001-1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

EXHIBIT
  NO.           DOCUMENT DESCRIPTION
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1.1             Underwriting Agreement dated November 20, 2001 among Deutsche
                Banc Alex. Brown Inc., Deutsche Recreational Asset Funding
                Corporation and Deutsche Financial Services Corporation.

1.2 Terms Agreement dated November 20, 2001 among Deutsche Banc Alex. Brown Inc., Deutsche Recreational Asset Funding Corporation and Deutsche Financial Services Corporation.

4.1 Amended and Restated Trust Agreement dated as of November 1, 2001 between Deutsche Recreational Asset Funding Corporation and Wells Fargo Bank Minnesota, National Association, as Owner Trustee.

4.3 Indenture dated as of November 1, 2001 between Distribution Financial Services RV/Marine Trust 2001-1 and HSBC Bank USA, as Indenture Trustee.

10.1 Transfer and Servicing Agreement dated as of November 1, 2001 among Deutsche Recreational Asset Funding Corporation, Distribution Financial Services RV/Marine Trust 2001-1 and Deutsche Financial Services Corporation.

10.3 Ganis/Depositor Transfer Agreement dated as of November 1, 2001 between Ganis Credit Corporation and Deutsche Recreational Asset Funding Corporation.

10.4 DFS/Ganis Transfer Agreement dated as of November 1, 2001 between Deutsche Financial Services Corporation and Ganis Credit Corporation.

99.1 Supplement to Boat Mortgage Trust Agreement dated as of November 1, 2001 among Deutsche Financial Services Corporation, Ganis Credit Corporation, Wilmington Trust Company, Wells Fargo Bank Minnesota, National Association and HSBC Bank USA.

99.2 Assignment dated as of November 1, 2001 between Deutsche Financial Services Corporation and Wilmington Trust Company.

99.3 Assignment dated as of November 1, 2001 between Ganis Credit Corporation and Wilmington Trust Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         DEUTSCHE RECREATIONAL ASSET
                                         FUNDING CORPORATION
                                               (Registrant)




Dated: November 27, 2001                 By: /s/ Richard C. Goldman
                                             ----------------------
                                         Name: Richard C. Goldman
                                         Title: Vice President









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